Exhibit 99.1

For Immediate Release	Contact: Marc Cannon
(954) 769-3146
cannonm@autonation.com
AutoNation Reports Second-Quarter Earnings
     FORT LAUDERDALE, Fla., (July 26, 2007) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2007 second-quarter net income from continuing operations of $79 million or $0.38 per share, compared to year-ago net income from continuing operations of $74 million or $0.33 per share. Last year’s second quarter results included one-time debt repurchase costs of approximately $21 million after tax, or $.09 per share. Results for the second quarter of 2007 reflected a decline in new vehicle retail sales especially in California and Florida, partially offset by a tax adjustment.
     Second-quarter 2007 revenue totaled $4.6 billion, compared to $4.9 billion in the year-ago period, driven primarily by lower new vehicle sales. In the second-quarter, industry new vehicle retail sales for California and Florida were off approximately 14%, based on CNW Research data. AutoNation’s decline for new vehicle unit sales for California and Florida was 16%. Together, California and Florida represent approximately 50% of the Company’s new vehicle business and 20% of the industry retail new vehicles sold in the U.S.
     Commenting on the second-quarter, Mike Jackson, Chairman and Chief Executive Officer, said, “The second quarter was a challenging economic environment for new vehicle sales driven largely by continued weakness in the housing market in our key markets of Florida and California.” Mr. Jackson also noted, “A key force behind consumer spending in recent years was the perceived growth in household wealth consumers had from the value of increasing home prices and readily available home equity credit. With the slumping housing market, consumers have been less willing to purchase big-ticket items, including vehicles. We expect to continue to see a challenging new vehicle retail market as long as the housing market difficulties persist. AutoNation continues to have confidence in California and Florida and views them as healthy markets over the long term.”
     For the six-month period ended June 30, 2007, the Company reported net income from continuing operations of $162 million or $0.77 per share compared to $172 million or $0.70 per share in the prior year. The Company’s revenue for the six-month period ended June 30, 2007 totaled $8.9 billion, down 5% compared to $9.4 billion in the prior year.
     The Company also announced today that the Board of Directors approved an extension of the employment agreements of Mr. Jackson and Michael E. Maroone, the President and Chief Operating Officer of the Company, until 2010. Mr. Jackson has served as Chairman of the Board since January 2003 and as our Chief Executive Officer since September 1999. Mr. Maroone joined the Company in 1997 and has served as our President and Chief Operating Officer since August 1999.

     The second quarter conference call may be accessed at 11:00 a.m. Eastern Time today by phone at 866-269-9612 or via the Internet (audio webcast) at http://www.AutoNation.com by clicking on the “About Us” link then clicking on “Investors” and then “Webcasts.” A playback of the conference call will be available after 2:30 p.m. Eastern Time July 26, 2007 through August 2, 2007 by calling 800-475-6701 (access code # 875632).
About AutoNation, Inc.
AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and has been named America’s Most Admired Automotive Retailer by FORTUNE Magazine in five of the last six years. A component of the Standard and Poor’s 500 Index, AutoNation owns and operates 321 new vehicle franchises in 16 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 80,000 vehicles are available for sale along with AutoNation’s E-Vehicle program.
FORWARD LOOKING STATEMENTS
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its long-term growth targets.
NON-GAAP FINANCIAL MEASURES
The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations for the three- and six-month periods ended June 30, 2007 and 2006, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Revenue:
New vehicle	$2,631.5	$2,884.9	$5,094.7	$5,513.8
Used vehicle	1,104.5	1,171.3	2,193.1	2,282.8
Parts and service	653.8	648.2	1,310.4	1,289.9
Finance and insurance, net	152.3	167.6	300.6	316.4
Other	17.2	20.7	34.3	39.5

Total revenue	4,559.3	4,892.7	8,933.1	9,442.4

Cost of sales:
New vehicle	2,450.1	2,674.2	4,734.1	5,106.9
Used vehicle	1,010.2	1,067.8	1,994.1	2,067.4
Parts and service	366.8	360.5	736.9	720.0
Other	6.5	8.9	13.1	16.7

Total cost of sales	3,833.6	4,111.4	7,478.2	7,911.0

Gross profit	725.7	781.3	1,454.9	1,531.4

Selling, general and administrative expenses	517.7	548.4	1,038.9	1,077.5
Depreciation and amortization	21.6	20.7	42.8	40.0
Other expenses, net	1.6	0.2	1.6	0.2

Operating income	184.8	212.0	371.6	413.7

Floorplan interest expense	(33.5)	(36.1)	(66.0)	(67.0)
Other interest expense	(26.5)	(25.2)	(53.0)	(37.2)
Other interest expense — senior note repurchases	—	(34.5)	—	(34.5)
Interest income	0.9	3.1	1.8	6.6
Other gains, net	0.8	0.7	1.0	0.7

Income from continuing operations before income taxes	126.5	120.0	255.4	282.3
Provision for income taxes	47.2	46.1	93.4	110.6

Net income from continuing operations	79.3	73.9	162.0	171.7
Loss from discontinued operations, net of income taxes	(2.0)	(1.2)	(7.1)	(11.8)

Net income	$77.3	$72.7	$154.9	$159.9

Diluted earnings (loss) per share:
Continuing operations	$0.38	$0.33	$0.77	$0.70
Discontinued operations	$(0.01)	$(0.01)	$(0.03)	$(0.05)
Net income	$0.37	$0.32	$0.74	$0.65

Weighted average common and common equivalent shares outstanding	208.6	225.2	209.7	246.5

Common shares outstanding, net of treasury stock	201.9	213.0	201.9	213.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2007	2006	$ Variance	% Variance	2007	2006	$ Variance	% Variance
Revenue:
New vehicle	$2,631.5	$2,884.9	$(253.4)	(8.8)	$5,094.7	$5,513.8	$(419.1)	(7.6)
Retail used vehicle	880.1	937.9	(57.8)	(6.2)	1,760.3	1,836.3	(76.0)	(4.1)
Wholesale	224.4	233.4	(9.0)	(3.9)	432.8	446.5	(13.7)	(3.1)

Used vehicle	1,104.5	1,171.3	(66.8)	(5.7)	2,193.1	2,282.8	(89.7)	(3.9)

Parts and service	653.8	648.2	5.6	0.9	1,310.4	1,289.9	20.5	1.6
Finance and insurance, net	152.3	167.6	(15.3)	(9.1)	300.6	316.4	(15.8)	(5.0)
Other	17.2	20.7	(3.5)		34.3	39.5	(5.2)

Total revenue	$4,559.3	$4,892.7	$(333.4)	(6.8)	$8,933.1	$9,442.4	$(509.3)	(5.4)

Gross profit:
New vehicle	$181.4	$210.7	$(29.3)	(13.9)	$360.6	$406.9	$(46.3)	(11.4)
Retail used vehicle	93.6	103.2	(9.6)	(9.3)	195.5	212.5	(17.0)	(8.0)
Wholesale	0.7	0.3	0.4		3.5	2.9	0.6

Used vehicle	94.3	103.5	(9.2)	(8.9)	199.0	215.4	(16.4)	(7.6)

Parts and service	287.0	287.7	(0.7)	(0.2)	573.5	569.9	3.6	0.6
Finance and insurance	152.3	167.6	(15.3)	(9.1)	300.6	316.4	(15.8)	(5.0)
Other	10.7	11.8	(1.1)		21.2	22.8	(1.6)

Total gross profit	725.7	781.3	(55.6)	(7.1)	1,454.9	1,531.4	(76.5)	(5.0)

Selling, general and administrative expenses	517.7	548.4	30.7	5.6	1,038.9	1,077.5	38.6	3.6

Depreciation and amortization	21.6	20.7	(0.9)		42.8	40.0	(2.8)
Other expenses, net	1.6	0.2	(1.4)		1.6	0.2	(1.4)

Operating income	184.8	212.0	(27.2)	(12.8)	371.6	413.7	(42.1)	(10.2)

Floorplan interest expense	(33.5)	(36.1)	2.6		(66.0)	(67.0)	1.0
Other interest expense	(26.5)	(25.2)	(1.3)		(53.0)	(37.2)	(15.8)
Other interest expense — senior note repurchases	—	(34.5)	34.5		—	(34.5)	34.5
Interest income	0.9	3.1	(2.2)		1.8	6.6	(4.8)
Other gains, net	0.8	0.7	0.1		1.0	0.7	0.3

Income from continuing operations before income taxes	$126.5	$120.0	$6.5	5.4	$255.4	$282.3	$(26.9)	(9.5)

Retail vehicle unit sales:
New	85,768	96,932	(11,164)	(11.5)	165,279	184,045	(18,766)	(10.2)
Used	53,011	57,781	(4,770)	(8.3)	107,111	114,004	(6,893)	(6.0)

	138,779	154,713	(15,934)	(10.3)	272,390	298,049	(25,659)	(8.6)

Revenue per vehicle retailed:
New	$30,682	$29,762	$920	3.1	$30,825	$29,959	$866	2.9
Used	$16,602	$16,232	$370	2.3	$16,434	$16,107	$327	2.0

Gross profit per vehicle retailed:
New	$2,115	$2,174	$(59)	(2.7)	$2,182	$2,211	$(29)	(1.3)
Used	$1,766	$1,786	$(20)	(1.1)	$1,825	$1,864	$(39)	(2.1)
Finance and insurance	$1,097	$1,083	$14	1.3	$1,104	$1,062	$42	4.0

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	% 2007	% 2006	% 2007	% 2006
Revenue mix percentages:
New vehicle	57.7	59.0	57.0	58.4
Used vehicle	24.2	23.9	24.6	24.2
Parts and service	14.3	13.2	14.7	13.7
Finance and insurance, net	3.3	3.4	3.4	3.4
Other	0.5	0.5	0.3	0.3

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	25.0	27.0	24.8	26.6
Used vehicle	13.0	13.2	13.7	14.1
Parts and service	39.5	36.8	39.4	37.2
Finance and insurance	21.0	21.5	20.7	20.7
Other	1.5	1.5	1.4	1.4

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	6.9	7.3	7.1	7.4
Used vehicle — retail	10.6	11.0	11.1	11.6
Parts and service	43.9	44.4	43.8	44.2
Total	15.9	16.0	16.3	16.2
Selling, general and administrative expenses	11.4	11.2	11.6	11.4
Operating income	4.1	4.3	4.2	4.4

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	71.3	70.2	71.4	70.4
Operating income	25.5	27.1	25.5	27.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Cash Flow Information	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Capital expenditures	$36.8	$29.1	$79.2	$48.9
Acquisitions	$0.8	$—	$0.8	$67.4
Proceeds from exercises of stock options	$12.5	$19.3	$88.6	$51.6
Stock repurchases:
Aggregate purchase price	$189.6	$1,218.6	$239.9	$1,218.6
Shares repurchased (in millions)	8.7	53.1	11.0	53.1

Floorplan Assistance and Expense	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	Variance	2007	2006	Variance
Floorplan assistance earned (included in cost of sales)	$24.8	$29.3	$(4.5)	$49.5	$55.4	$(5.9)
Floorplan interest expense	(33.5)	(36.1)	2.6	(66.0)	(67.0)	1.0

Net floorplan cost	$(8.7)	$(6.8)	$(1.9)	$(16.5)	$(11.6)	$(4.9)

Balance Sheet and Other Highlights
	June 30, 2007	December 31, 2006	June 30, 2006
Cash and cash equivalents	$31.2	$52.6	$37.3
Inventory	$2,346.6	$2,320.3	$2,706.2
Total floorplan notes payable	$2,099.8	$2,228.3	$2,433.5
Non-vehicle debt	$1,528.6	$1,571.5	$1,493.5
Equity	$3,738.1	$3,712.7	$3,683.0
New days supply (industry standard of selling days, including fleet)	56 days	51 days	60 days
Used days supply (trailing 30 days)	44 days	42 days	43 days

Brand Mix - New Vehicle Revenue %	Three Months Ended June 30,		Six Months Ended June 30,
	% 2007	% 2006	% 2007	% 2006
Detroit 3:
Ford, Lincoln-Mercury	15.1	16.5	14.9	16.9
Chevrolet, Pontiac, Buick, Cadillac, GMC	12.8	13.8	13.3	13.8
Chrysler, Jeep, Dodge	7.1	7.4	7.1	7.8

Detroit 3 total	35.0	37.7	35.3	38.5

Import Premium Luxury:
Mercedes	11.2	12.1	11.6	11.3
BMW	6.6	4.9	6.3	5.0
Lexus	3.8	3.3	3.9	3.4
Other premium luxury (Land Rover, Porsche)	3.2	2.5	3.0	2.6

Premium Luxury total	24.8	22.8	24.8	22.3

Volume Imports:
Honda	9.1	8.8	9.0	8.6
Toyota	15.7	14.7	15.2	14.1
Nissan	9.1	9.7	9.4	10.1
Other imports	6.3	6.3	6.3	6.4

Import total	40.2	39.5	39.9	39.2

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations*
	Three Months Ended June 30,
	Net Income		Diluted Earnings Per Share
	2007	2006	2007	2006
As reported	$77.3	$72.7	$0.37	$0.32
Discontinued operations, net of income taxes	2.0	1.2	$0.01	$0.01

From continuing operations, as reported	79.3	73.9	$0.38	$0.33
Income tax adjustments	(3.5)	—	$(0.02)	$—
Senior note repurchases	—	21.3	$—	$0.09

Adjusted	$75.8	$95.2	$0.36	$0.42

	Six Months Ended June 30,
	Net Income		Diluted Earnings Per Share
	2007	2006	2007	2006
As reported	$154.9	$159.9	$0.74	$0.65
Discontinued operations, net of income taxes	7.1	11.8	$0.03	$0.05

From continuing operations, as reported	162.0	171.7	$0.77	$0.70
Income tax adjustments	(8.6)	—	$(0.04)	$—
Senior note repurchases	—	21.0	$—	$0.09

Adjusted	$153.4	$192.7	$0.73	$0.78

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	intensely competitive, low 16 million units

SGA % reduction (over 2007, 2008 and 2009) (SGA % of gross profit less floorplan interest expense)	approximately 100 bp, excluding stock option expense

Continued opportunistic redeployment of cash flow	share repurchase, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2007	2006	$ Variance	% Variance	2007	2006	$ Variance	% Variance
Revenue:
New vehicle	$2,610.1	$2,884.9	$(274.8)	(9.5)	$5,038.4	$5,513.8	$(475.4)	(8.6)
Retail used vehicle	875.3	937.9	(62.6)	(6.7)	1,746.2	1,836.4	(90.2)	(4.9)
Wholesale	221.4	232.7	(11.3)	(4.9)	423.1	445.2	(22.1)	(5.0)

Used vehicle	1,096.7	1,170.6	(73.9)	(6.3)	2,169.3	2,281.6	(112.3)	(4.9)
Parts and service	647.3	648.2	(0.9)	(0.1)	1,293.7	1,289.9	3.8	0.3
Finance and insurance, net	152.7	167.9	(15.2)	(9.1)	301.2	316.7	(15.5)	(4.9)
Other	6.6	8.4	(1.8)		13.5	15.5	(2.0)

Total revenue	$4,513.4	$4,880.0	$(366.6)	(7.5)	$8,816.1	$9,417.5	$(601.4)	(6.4)

Gross profit:
New vehicle	$179.5	$210.7	$(31.2)	(14.8)	$355.5	$406.9	$(51.4)	(12.6)
Retail used vehicle	93.3	103.3	(10.0)	(9.7)	194.3	212.6	(18.3)	(8.6)
Wholesale	0.1	(0.4)	0.5		2.3	1.6	0.7

Used vehicle	93.4	102.9	(9.5)	(9.2)	196.6	214.2	(17.6)	(8.2)
Parts and service	283.4	287.1	(3.7)	(1.3)	564.5	568.7	(4.2)	(0.7)
Finance and insurance	152.7	167.9	(15.2)	(9.1)	301.2	316.7	(15.5)	(4.9)
Other	6.9	6.7	0.2		13.6	13.3	0.3

Total gross profit	$715.9	$775.3	$(59.4)	(7.7)	$1,431.4	$1,519.8	$(88.4)	(5.8)

Retail vehicle unit sales:
New	85,372	96,932	(11,560)	(11.9)	164,282	184,045	(19,763)	(10.7)
Used	52,875	57,781	(4,906)	(8.5)	106,736	114,004	(7,268)	(6.4)

	138,247	154,713	(16,466)	(10.6)	271,018	298,049	(27,031)	(9.1)

Revenue per vehicle retailed:
New	$30,573	$29,762	$811	2.7	$30,669	$29,959	$710	2.4
Used	$16,554	$16,232	$322	2.0	$16,360	$16,108	$252	1.6

Gross profit per vehicle retailed:
New	$2,103	$2,174	$(71)	(3.3)	$2,164	$2,211	$(47)	(2.1)
Used	$1,765	$1,788	$(23)	(1.3)	$1,820	$1,865	$(45)	(2.4)
Finance and insurance	$1,105	$1,085	$20	1.8	$1,111	$1,063	$48	4.5

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	% 2007	% 2006	% 2007	% 2006
Revenue mix percentages:
New vehicle	57.8	59.1	57.1	58.5
Used vehicle	24.3	24.0	24.6	24.2
Parts and service	14.3	13.3	14.7	13.7
Finance and insurance, net	3.4	3.4	3.4	3.4
Other	0.2	0.2	0.2	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	25.1	27.2	24.8	26.8
Used vehicle	13.0	13.3	13.7	14.1
Parts and service	39.6	37.0	39.4	37.4
Finance and insurance	21.3	21.7	21.0	20.8
Other	1.0	0.8	1.1	0.9

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	6.9	7.3	7.1	7.4
Used vehicle — retail	10.7	11.0	11.1	11.6
Parts and service	43.8	44.3	43.6	44.1
Total	15.9	15.9	16.2	16.1